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                                                                    EXHIBIT 99.2



                              DIEBOLD, INCORPORATED

   CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350



In connection with the Quarterly Report on Form 10-Q of Diebold, Incorporated (the "Company") for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory
T. Geswein, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/Gregory T. Geswein
                                          ------------------------------
                                          Gregory T. Geswein
                                          Senior Vice President and
                                          Chief Financial Officer



November 12, 2002


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